U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2014

ADVANCED EMISSIONS SOLUTIONS, INC.

(Name of registrant as specified in its charter)

Delaware	000-54992	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9135 South Ridgeline Boulevard, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2014, Advanced Emissions Solutions, Inc. (the “Registrant” or “we”) received formal written notice from Richard Swanson of his decision to retire as a director effective as of the close of business on June 30, 2014. Since January, our management and Board of Directors (the “Board”) had been anticipating Mr. Swanson’s retirement to occur at our Annual Meeting of Stockholders, typically held in June of each year. Mr. Swanson decided to retire this month as planned even though we do not expect that our 2014 Annual Meeting of Stockholders will be held until after we file our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which, as previously disclosed, we anticipate will be in the fall of 2014. At this time, our Board has not yet determined who will fill the Board vacancy created by Mr. Swanson’s retirement.

Mr. Swanson served on our Board and as a member of the Audit Committee since July 2006 and served as Chairman of the Audit Committee from July 2006 through June 2013. In anticipation of Mr. Swanson’s retirement from the Board and Audit Committee, in May 2014, Taylor Simonton was appointed to our Board and as Chairman of the Audit Committee and Paul Lang, a member of our Board since August 2013, was appointed as a member of the Audit Committee. Derek Johnson, a member of our Board since 2006, is also a member of the Audit Committee.

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding the timing of our 2014 Annual Meeting of Stockholders, our ability to file our Annual Report on Form 10-K for 2013 within the expected timeframe and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, it could take longer than anticipated to file our Annual Report on Form 10-K for 2013 and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (“SEC”). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of its securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2014

Advanced Emissions Solutions, Inc.
Registrant

/s/ Michael D. Durham
Michael D. Durham
President and Chief Executive Officer